EXHIBIT 2
AMENDMENT NO. 1 TO SCHEDULE 13D JOINT FILING UNDERTAKING
     In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Amendment No. 1 to Schedule 13D to which this joint filing undertaking is attached, and any amendments thereto, and have duly executed this joint filing agreement as of the date set forth below.
     The execution and filing of this joint filing undertaking shall not be construed as an admission that the below-named parties are a group, or have agreed to act as a group.
   Dated: May 19, 2011

VISCARIA LIMITED

By: Name:	/s/ Andreas Athinodorou Andreas Athinodorou
Title:	Director

APAX EUROPE VI-A, L.P.

By:	Apax Europe VI GP L.P. Inc.
Its:	General Partner

By:	Apax Europe VI GP Co. Limited
Its:	General Partner

By: Name:	/s/ Andrew W. Guille Andrew W. Guille
Title:	Director

APAX EUROPE VI-1, L.P.

By:	Apax Europe VI GP L.P. Inc.
Its:	General Partner

By:	Apax Europe VI GP Co. Limited
Its:	General Partner

By: Name:	/s/ Andrew W. Guille Andrew W. Guille
Title:	Director

APAX EUROPE VII-A, L.P.

By:	Apax Europe VII GP L.P. Inc.
Its:	General Partner
signature page to joint filing undertaking

By:	Apax Europe VII GP Co. Limited
Its:	General Partner

By: Name:	/s/ Andrew W. Guille Andrew W. Guille
Title:	Director

APAX EUROPE VII-B, L.P.

By:	Apax Europe VII GP L.P. Inc.
Its:	General Partner

By:	Apax Europe VII GP Co. Limited
Its:	General Partner

By: Name:	/s/ Andrew W. Guille Andrew W. Guille
Title:	Director

APAX EUROPE VII-1, L.P.

By:	Apax Europe VII GP L.P. Inc.
Its:	General Partner

By:	Apax Europe VII GP Co. Limited
Its:	General Partner

By: Name:	/s/ Andrew W. Guille Andrew W. Guille
Title:	Director
signature page to joint filing undertaking

APAX US VII, L.P.

By:	Apax US VII GP L.P.
Its:	General Partner

By:	Apax US VII GP, Ltd.
Its:	General Partner

By: Name:	/s/ John F. Megrue John F. Megrue
Title:	Chief Executive Officer

APAX EUROPE VI GP L.P. INC.

By:	Apax Europe VI GP Co. Limited
Its:	General Partner

By: Name:	/s/ Andrew W. Guille Andrew W. Guille
Title:	Director

APAX EUROPE VI GP CO. LIMITED

By: Name:	/s/ Andrew W. Guille Andrew W. Guille
Title:	Director

APAX EUROPE VII GP L.P. INC.

By:	Apax Europe VII GP Co. Limited
Its:	General Partner

By: Name:	/s/ Andrew W. Guille Andrew W. Guille
Title:	Director

APAX EUROPE VII GP CO. LIMITED

By: Name:	/s/ Andrew W. Guille Andrew W. Guille
Title:	Director

APAX GUERNSEY (HOLDCO) PCC LIMITED

By: Name:	/s/ Andrew W. Guille Andrew W. Guille
Title:	Director
signature page to joint filing undertaking

APAX US VII GP, L.P.

By:	Apax US VII GP, Ltd.
Its:	General Partner

By: Name:	/s/ John F. Megrue John F. Megrue
Title:	Chief Executive Officer

APAX US VII GP, LTD.

By: Name:	/s/ John F. Megrue John F. Megrue
Title:	Chief Executive Officer

APAX PARTNERS EUROPE MANAGERS LTD

By: Name:	/s/ Steve Hare Steve Hare
Title:	Authorized Signatory

By: Name:	/s/ Ian Jones Ian Jones
Title:	Director

JOHN F. MEGRUE

/s/ John F. Megrue

John F. Megrue
signature page to joint filing undertaking